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                                  EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-53331) of Trammell Crow Company of our report dated June 1, 1999 relating to the financial statements of the Trammell Crow Company Retirement Savings Plan, which appears in this Form 11-K.


/s/  Pricewaterhouse Coopers LLP

PricewaterhouseCoopers LLP
Hartford, Connecticut
June 23, 1999